UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2004

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22633	33-0683629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

ITEM 5. OTHER EVENTS

Credit Facilities

On June 18, 2004, New Century Funding I, an indirect wholly-owned subsidiary of New Century Financial Corporation, entered into Amendment No. 6 to Note Purchase Agreement with UBS Real Estate Securities Inc. (f/k/a UBS Warburg Real Estate Securities Inc.). Also on June 18, 2004, New Century Funding I, New Century Financial, New Century Mortgage Corporation, a wholly-owned subsidiary of New Century Financial, and NC Capital Corporation, a wholly-owned subsidiary of New Century Mortgage, entered into Amendment No. 3 to Loan Purchase Agreement. The purpose of these amendments was to renew and extend the credit facility with UBS through June 21, 2006 and increase the maximum credit under the facility to $2.0 billion ($500 million of which is uncommitted). These amendments are filed as Exhibits 10.1 and 10.2 to this Current Report and are incorporated herein by reference.

On June 18, 2004, New Century Mortgage entered into a Master Repurchase Agreement with Citigroup Global Markets Realty Corp., which allows for the financing of up to $250 million of small balance commercial mortgage loans. The Master Repurchase Agreement is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

On June 18, 2004, New Century Mortgage, NC Capital, and New Century Residual II Corporation, a wholly-owned subsidiary of NC Capital, entered into Amendment No. 3 to Second Amended and Restated Master Loan and Security Agreement, with Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc. The purpose of this Amendment was to remove the limitation on “Alt-A” mortgages which may be financed using the facility. The Amendment is filed as Exhibit 10.4 to this Current Report and is incorporated herein by reference.

On June 18, 2004, New Century Mortgage and NC Capital entered into a letter agreement with CDC Mortgage Capital, Inc. which extends the expiration of the credit facility with CDC from June 23, 2004, until July 7, 2004. This letter agreement is filed as Exhibit 10.5 to this Current Report and is incorporated herein by reference.

Dividend Announcement

On June 24, 2004, New Century issued a press release announcing information regarding its quarterly dividend payment. The full text of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 7. EXHIBITS

(c) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment No. 6 to Note Purchase Agreement, dated June 18, 2004, between New Century Funding I and UBS Real Estate Securities Inc. (f/k/a UBS Warburg Real Estate Securities Inc.)

10.2	Amendment No. 3 to Loan Purchase Agreement, dated June 18, 2004, among New Century Funding I, New Century Financial Corporation, New Century Mortgage Corporation and NC Capital Corporation

10.3	Master Repurchase Agreement, dated as of June 18, 2004, between New Century Mortgage Corporation and Citigroup Global Markets Realty Corp.

10.4	Amendment No. 3 to Second Amended and Restated Master Loan and Security Agreement, dated as of June 18, 2004, among NC Capital Corporation, New Century Mortgage Corporation, NC Residual II Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.

10.5	Letter Agreement, dated as of June 18, 2004, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.

99.1	Press Release issued by New Century Financial Corporation on June 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

June 28, 2004	By:	/s/ ROBERT K. COLE
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amendment No. 6 to Note Purchase Agreement, dated June 18, 2004, between New Century Funding I and UBS Real Estate Securities Inc. (f/k/a UBS Warburg Real Estate Securities Inc.)

10.2	Amendment No. 3 to Loan Purchase Agreement, dated June 18, 2004, among New Century Funding I, New Century Financial Corporation, New Century Mortgage Corporation and NC Capital Corporation

10.3	Master Repurchase Agreement, dated as of June 18, 2004, between New Century Mortgage Corporation and Citigroup Global Markets Realty Corp.

10.4	Amendment No. 3 to Second Amended and Restated Master Loan and Security Agreement, dated as of June 18, 2004, among NC Capital Corporation, New Century Mortgage Corporation, NC Residual II Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.

10.5	Letter Agreement, dated as of June 18, 2004, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.

99.1	Press Release issued by New Century Financial Corporation on June 24, 2004